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                                                                    EXHIBIT 99.3


              CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of Junum Incorporated (the "Company") for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated: January 3, 2002

                                          /s/ Bryan Stokes
                                          --------------------------------------
                                          Bryan Stokes
                                          President, Treasurer and
                                          Principal financial accounting officer


                                          /s/ Larry Reed
                                          --------------------------------------
                                          Larry Reed
                                          Secretary




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